                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Michael E.  DeDomenico,  Chief  Executive  Officer of NuCO2
Inc., a Florida  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The Annual  Report on Form 10-K for the fiscal  year ended June 30,  2007 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ Michael E. DeDomenico
                                                --------------------------------
                                                Michael E. DeDomenico
                                                Chief Executive Officer
                                                September 13, 2007